                          VAN ECK GLOBAL BALANCED FUND
                               1997 ANNUAL REPORT


Dear Fellow Shareholder:

Once again, as they did in 1995 and 1996, global equity markets registered strong gains in 1997, with western markets considerably more upbeat than those in Asia. Although global bond markets benefited from falling inflation expectations in the wake of Asia's turmoil, the strength of the U.S. dollar limited gains to unhedged investors. The Global Balanced Fund had a strong year in 1997, achieving a total return of 14.8%*. This compares very favorably to the average 8.6% return posted by the 72 global asset allocation/global market funds as measured by Micropal, Inc., a mutual fund evaluation service. The Fund's limited exposure to Japanese and Asian Pacific equities contributed to its superior performance in 1997.


WORLD EQUITY MARKETS

In aggregate, global equity markets turned in a solid performance in 1997, gaining 15.8%+. However, as has been the norm throughout the 1990s, performance varied significantly among individual regions. Strong earnings growth and a favorable interest rate environment propelled the U.S. stock market to a 33.4% gain, as measured by the S&P 500 Index. The UK, Europe and Latin America turned in solid 20%-plus returns; unfortunately, Asian countries posted returns of a similar magnitude in negative territory. This was largely due to the meltdown of Asian currencies, equities and economies -- the investment story that eclipsed all others this past year. The fallout soon spread to Japan's already fragile market and economy, as well as to Latin America's previously healthy markets. Europe, the UK and the U.S., although affected by the turmoil, were more resilient and thus able to recover from an initial bout of investor jitters.


THE UNITED STATES

The U.S.'s robust equity returns were achieved in an environment of increased volatility, particularly in October when the sell-off of global equities caused a 10% U.S. market correction. Nonetheless, many sectors enjoyed record gains. Pharmaceuticals, financial services and technology were notably strong sectors and are three areas where the Fund had substantial holdings (e.g., Merck, AIG and Compaq). Looking ahead, we anticipate a slowing economic environment where bottom-up stock picking, rather than sector selection, will be the key to outperformance. In addition, we will focus more on domestic-oriented names, rather than multi-nationals, in order to minimize exposure to Asia's problems.

THE UNITED KINGDOM AND CONTINENTAL EUROPE

Compared to the gyrations in Asia, the UK and European equity markets were quite calm in 1997. The elections in the UK and France were the only notable political events and both were eventually accepted by financial markets. Confidence in European Monetary Union (EMU) grew over the course of the year; what once seemed unlikely now appears attainable by January 1999. The success in lowering budget deficits and inflation increased EMU's credibility in the financial markets and widened the probable membership from a narrow few to eleven countries. With a stronger political consensus in place for EMU, interest rate convergence continued with higher rates declining in some peripheral countries, such as Spain, Italy and parts of Scandinavia. Europe's low interest-rate environment, coupled with strong growth across the Atlantic, led to further strengthening of the U.S. dollar, igniting export-led growth on the Continent and providing strong support for European equity markets.

Spain (+25.4%) and Italy (+35.5%) were the flag-bearers for the interest-rate convergence theme, while Switzerland (+44.3%), Germany (+24.6%) and the Netherlands (+23.8%) benefited from newfound competitiveness in their export markets. The much anticipated start of consolidation among European banks and insurance companies led to strong outperformance by these sectors. Viewing this as a multi-year investment theme, the Fund's portfolio is heavily exposed to European financials through positions in Amvescap, ForeningsSparbanken, Credito Italiano and Scor, among others.

JAPAN

Investing in Japan was difficult in 1997 even without considering the impact of Asia's crisis. The Nikkei 225 started the year in typical '90s fashion, with an 11% sell-off in the face of an anticipated slowdown in economic growth. The market staged a temporary comeback in April and May, rallying 16%, as investors anticipated a relatively benign reaction to April tax hikes. By June, however, Japanese equities sold off sharply as investors comprehended the negative impact of the tax hikes on consumption and corporate capital investment plans. In hindsight, the early positive readings were clearly misguided; Japan's economy declined at an 11% annualized rate in the second quarter.

Prior to Asia's crisis, the one positive factor for Japan over the past two years had been the competitiveness of its currency. However, as Asia's woes intensified, the yen became overvalued relative to its neighboring currencies, which had devalued as much as 50% in just three months. Japan's already weak domestic economy and crippled banking system, coupled with Asia's currency devaluations, led to renewed weakness in Japanese equities, which declined 23.7% for the year (14.5% in yen terms). On the positive side, the Fund's investments in Japanese technology and exporters (i.e., Sony and Rohm) produced strong returns for the period, contributing to significant outperformance versus the Japanese market.


ASIA PACIFIC

Although our outlook for Asia Pacific had been negative since midyear, we -- along with most investment professionals and investors -- clearly did not anticipate the currency and market meltdown that occurred. What started as a local problem in Thailand quickly spread to Malaysia, Indonesia and the Philippines, eventually working north towards Hong Kong and South Korea. Although the specifics vary by country, the general problems in the region were and continue to be high current account and fiscal deficits, excessive foreign currency borrowing used to fund inefficient capital spending (e.g., empty office towers), and government interference in banking systems and capital markets.

Even with International Monetary Fund (IMF) bail-out packages in place for specific countries, investors have been hesitant to return to the region until the long-term causes, such as government intervention in the free market system, have been addressed. The magnitude of the currency and equity market declines certainly exceeded investors' pessimistic expectations; in 1997, the MSCI Far East Emerging Markets Free Index declined 56.2% (34.6% in local terms). We currently maintain minimal exposure to the region, focusing on defensive companies like Telstra (Australian telecom), and long-term investments such as HSBC Holdings (based in Hong Kong, but more appropriately classified as a global banking group).

LATIN AMERICA

Unlike their Asian counterparts, Latin American equities generated impressive returns in 1997, rising 31.6%. The primary differences between the two regions were: 1) growth was accelerating in Latin America while decelerating in Southeast Asia; 2) investment spending in Latin America had been geared to more productive areas; and 3) Latin American governments have been pursuing pro-market policies while trying to shrink the government's role.

While growth prospects were indeed better in Latin America, the region was not immune to the Asian sell-off. Brazil was the main target, as investors focused on the country's relatively high current account deficit, questioning whether the Brazilian real would be able to maintain its link to the U.S. dollar. The jury is still out on this issue; one could argue that the controlled, 7% annual devaluation versus the dollar would eliminate the currency's 15% to 20% overvaluation within a few years. Further, the government continues to take appropriate steps to reform the public sector and reduce the fiscal deficit. Nonetheless, if the pressure on its currency becomes excessive, the Brazilian government may have no choice. While this is unlikely, we recognize the increased risk in Latin American equities. Subsequently, we have reduced the Fund's exposure to the region, maintaining core holdings in public utilities (Telebras, Cemig, Telecom Argentina) which are less dependent on domestic growth and tied more to efficiency gains and upcoming privatizations.


WORLD BOND MARKETS

For global fixed income markets, 1997 was marked by four major themes: 1) the fall of global inflation rates and expectations; 2) the continued strength of the U.S. dollar; 3) the march towards EMU; and most recently, 4) Asia's turbulence. While not well positioned for the first of these trends, the Fund was and remains well placed to profit from the latter three.


THE UNITED STATES

The absence of inflationary pressures in the U.S., in what was the seventh year of economic expansion, is remarkable. Indeed, recent data show inflation under 2.0%, a new low for this cycle. This is especially notable given the buoyant stock market and low levels of unemployment. The strong dollar and weak demand in Asia were in part responsible for this situation; this prevented the Federal Reserve from taking further action following its 0.25% hike in short-term interest rates in March, even as economic growth approached 4.0%. This environment, which also reflects the advantages of a shrinking federal budget deficit, drove long-term bond yields below 6.5% (eventually falling through 6.0%), even as unemployment fell to its lowest levels in 24 years. Early in the year, we were underweight in our duration exposure (a measure of the portfolio's sensitivity to changing interest rates) relative to the Salomon Smith Barney World Government Bond Index, as we believed that a continuation of above-trend growth (which did happen) would cause the Federal Reserve to continue to raise interest rates (which didn't happen). As Asia's crisis intensified and inflation continued to decline, we aggressively increased the Fund's duration exposure and its overall fixed income exposure.


THE UNITED KINGDOM AND CONTINENTAL EUROPE

In 1997, Europe made the steady march toward EMU, slated to begin in January 1999. Long-term yields in the "EMU-11" continued to converge, with rates declining the most in the peripheral markets of Italy and Spain. The UK bond market took top honors in performance, rising 14.8% in local terms. The Bank of England was granted freedom to set interest rates by the victorious Labour Party, leading to a sharp fall in government bond yields. The new government also signaled its preference for joining EMU in the future, further boosting bond prices. For much of the year, we maintained overweight positions in both the UK and Italy.


JAPAN

In Japan, bond yields fell to the lowest levels in a developed country since World War II, with ten-year yields declining to 1.8%. The economy weakened once more as government efforts to reduce the budget deficit depressed final demand. With short-term rates already at 0.5%, the authorities looked to a weaker yen to boost exports. With such low yields and the risk of a policy shift (which seemingly began at year end) throughout the year, we saw little value in Japanese bonds and maintained a large underweight position. Additionally, as the U.S. dollar rose to new cyclical highs against the yen, we maintained a minimal exposure to the yen.


ASIA PACIFIC

It is likely that 1997 will most be remembered for the collapse of the "Asian miracle." At the start of 1997, the currencies of Thailand, Malaysia, the Philippines, Indonesia (the ASEAN 4: the Association of South East Asian Nations), Taiwan, South Korea and Hong Kong were either tied directly to the U.S. dollar or more loosely linked. By year end, Hong Kong was the only country able to maintain its peg, while its neighbors' previously stable currencies plunged more than 50% against the dollar. As long as the currency problems were limited to the ASEAN 4, a group of countries with a small share of global trade, western markets were unaffected. However, as one currency after another sank, pressure built on Hong Kong and South Korea, two nations with more sizable economies and which have larger roles in global trade. As Hong Kong stocks plummeted and the Korean won sank, Western markets shuddered. The ensuing flight-to-quality pushed U.S. and European bond yields lower and led the U.S. dollar sharply higher. Additionally, falling gold and other commodity prices reignited fears that Asia's crisis would push the global economy into deflation, providing a further boost to bond prices.


THE OUTLOOK

In 1998, the international investment arena promises to be quite challenging. The two most pressing issues are: 1) how Japan will address its economic and banking system woes; and 2) the willingness of Asian governments to work with the IMF and the eventual success of the rescue packages. Although it is too early to render a verdict on Japan, the recently released bank rescue plan, similar to the U.S. savings and loan rescue plan, and the tax cut package are clearly steps in the right direction. More important, however, are the implementation details, which should be ironed out over the next couple of months.

As a result of Asia's financial crisis, growth prospects in the region are quite poor for 1998. Even if Asian governments work with the IMF, the medicine will be painful for their domestic economies. The economies will have to depend on exports for growth next year, thereby all but eliminating any global inflationary worries. Investors will not be lured back to the region any time soon in anticipation of a sharp pick-up in economic growth. Rather, a change in the fundamental interrelationships between governments and businesses and a more pro-market stance should provide impetus for investors to make long-term investments in the region's equities and currencies.

While Japan and Asia Pacific may begin to sort out their problems in the first half of 1998, at this stage, we are hesitant to give them the benefit of the doubt. Given this, the Fund continues to focus on U.S., UK and European equities, which will benefit from relatively strong earnings growth in 1998 (the U.S. should benefit more from low interest rates). Additionally, Asia's problems are likely to warrant a scarcity premium for UK and European equities. Lastly, while the risk of investing in Latin America has increased, the return potential merits the Fund's exposure.

With regard to currency exposure in 1997, the Fund's bond currency allocations were overweight (relative to the Salomon Smith Barney World Government Bond Index) in dollar bloc allocations, underweight in European currencies and underweight in Japanese yen. Correspondingly, 35% to 40% of the Fund's yen and core-European equity exposure was hedged back into dollars. Overall, we remain overweight in the U.S. dollar, acknowledging, however, that any additional appreciation is unlikely to match last year's advance. We have made more significant changes in bond market exposures, increasing duration exposures in both the dollar bloc and Europe.

The outlook for fixed income markets will be greatly impacted by how soon Asia's currency volatility ends. A worsening of the situation would reduce global growth prospects, as well as impart a further deflationary influence on commodity and product prices. This would be unambiguously good news for developed bond markets, particularly the U.S. and European markets, where more than 90% of the Fund's fixed income holdings are currently invested. If the crisis abates, we may add exposure to select emerging markets in Latin America and Eastern Europe, which now offer outstanding long-term value. On the other hand, if it deepens, the Fund's current fixed income portfolio of high-quality, largely government securities should continue to perform well.

We appreciate your participation in the Global Balanced Fund and look forward to helping you meet your investment goals in the future.

[PHOTO ANNE M. TATLOCK]     [PHOTO STEVEN J. MILLER]    [PHOTO ANTHONY. S GOULD]

   Anne M. Tatlock             Steven J. Miller              Anthony S. Gould
  Global Strategist             Global Equity                  Global Bond
                                   Manager                        Manager


January 20, 1998







+ Unless otherwise stated, all stock market returns are Morgan Stanley Capital International (MSCI) Indices, measured in U.S. dollar terms, and reflect the reinvestment of net dividends. The MSCI Far East Emerging Markets Free Index and the MSCI Latin America Emerging Markets Free Index reflect the reinvestment of gross dividends.

----------------------------------------------------------------
*PERFORMANCE RECORD AS OF 12/31/97
----------------------------------------------------------------
AVERAGE ANNUAL                      AFTER MAXIMUM      BEFORE
TOTAL RETURN                        SALES CHARGE++  SALES CHARGE
----------------------------------------------------------------
A shares - Life (since 12/20/93)        7.9%            9.2%
----------------------------------------------------------------
1 year                                  9.3%           14.8%
----------------------------------------------------------------
B shares - Life (since 12/20/93)        8.1%            8.5%
----------------------------------------------------------------
1 year                                  9.3%           14.3%
----------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.


++  A shares: maximum sales charge = 4.75%

    B shares: maximum contingent deferred sales charge = 5.00%

                         REPRESENTATIVE EQUITY HOLDINGS*
                                DECEMBER 31, 1997


AMERICAN INTERNATIONAL GROUP, INC. (AIG)
(U.S.)

AIG is the premier growth participant in the global insurance business with over 50% of its revenues generated overseas. AIG's earnings predictability is related to its superior financial strength, market leadership in numerous insurance and financial segments and its balanced mix of domestic and international businesses. Also, AIG is well positioned to benefit from the increased demand for financial service products from the world's aging population.


BANK OF IRELAND
(IRELAND)

The Bank of Ireland is Ireland's largest bank. It is currently experiencing strong growth in demand for traditional banking services as a very young Irish population enters the workforce and the Irish economy continues to receive a disproportionate share of foreign direct investment into Europe. The Bank is also well positioned with leading investment management and brokerage divisions. We expect strong profit growth to continue for the Bank, given our positive outlook for the Irish economy.


COMPASS GROUP PLC
(UK)

Compass Group is one of the leading international contract caterers, with operations in the UK, U.S., Continental Europe and Scandinavia. This industry is undergoing secular growth as private businesses, educational institutions and government entities continue to outsource in-house dining services. Also, Compass has made several well-timed acquisitions in major markets outside of the UK, and is solidly positioned to deliver strong future earnings growth.


FORENINGSSPARBANKEN AB
(SWEDEN)

ForeningsSparbanken AB is Sweden's leading retail bank, and resulted from the 1997 merger of Sparbanken and Foreningsbank, two of Sweden's largest banks. The merger has created much potential for cost reductions and increased revenues, both of which should drive strong earnings growth in the coming years. Cost reductions will come from branch closures and the integration of back-office activities. Increased revenues should result from the selling of Sparbanken's diverse product offerings through the previously underutilized Foreningsbank branch network. An improving Swedish economy also supports a positive outlook for the Bank.


MERCK & CO., INC.
(U. S.)

Merck is a leading manufacturer of human and animal health care and specialty products. From the standpoint of research productivity, relations with regulators and the medical profession, Merck is one of the leaders in the global drug sector. Merck is well positioned to benefit from the world's aging population and increased demand for healthcare products. Industry fundamentals, along with Merck's strong product pipeline, will ensure continued double-digit revenue growth over the medium term.


NOVARTIS AG
(SWITZERLAND)

Novartis emerged from the merger of Ciba-Geigy and Sandoz as the world's largest life science company. Novartis is now in a position to deliver rapid and accelerating growth, well above the already high industry average. The company has three main businesses: health care, nutrition and agribusiness. Cost synergies from the merger should continue to boost operating margins over the next three years. The strength and quality of Novartis' combined drug portfolio, its unrivaled market position in agribusiness, and compelling long-term innovation potential across the life science operations should sustain earnings momentum through the millennium.


SONY CORPORATION
(JAPAN)

Sony is enjoying impressive sales rejuvenation with the introduction of new electronics products such as the digital camera, the digital camcorder and the highly successful Sony Playstation. This trend is expected to accelerate over the next few years with the global launch of digital television. Sony's strong earnings growth and reasonable valuation offer strong support for its stock, even in a very volatile market environment.


TELECOMUNICACOES BRASILEIRAS S/A-TELEBRAS
(BRAZIL)

Telebras is the monopoly telephone operator in Brazil for both cellular and fixed line service and is Latin America's largest company by market capitalization. Brazil's very low penetration of telephone lines per capita gives Telebras significant growth potential. Telebras is valued at a large discount to other Latin American telecom companies and should be fully privatized in 1988, thus supporting efficiency gains and increased value to shareholders.


* Portfolio is subject to change.

                              GLOBAL BALANCED FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997
--------------------------------------------------------------------------------

  NO. OF SHARES
  OR PRINCIPAL                                         VALUE
     AMOUNT                SECURITIES (a)            (NOTE 1)
   ------------------------------------------------------------
ARGENTINA: 0.6%
            4,700  Telecom Argentina (ADR)          $   168,025
                                                    -----------
AUSTRALIA: 1.7%
                   Government of Australia Bond
   AUD    500,000    10.00% 10/15/2007                  419,400
           36,000  Telstra Corp. (Installment
                     Receipts)+                          75,933
                                                    -----------
                                                        495,333
                                                    -----------
AUSTRIA: 0.9%
  ATS   3,200,000  Republic of Austria Bond
                     7.00% 9/20/99                      263,975
                                                    -----------
BRAZIL: 1.0%
            3,200  Cemig S.A. (ADR)                     137,950
            1,350  Telecomunicacoes Brasileiras
                     S.A. (ADR)                         157,191
                                                    -----------
                                                        295,141
                                                    -----------
CANADA: 2.1%
                   Government of Canada Bond
   USD    600,000    6.75% 8/28/2006                    629,298
                                                    -----------
DENMARK: 1.1%
                   Denmark Government Bond
   DKK    460,000    8.00% 3/15/2006                     77,721
            5,000  ISS International Service
                     System A.S                         183,944
   DKK    435,000  Unikredit Bond 8.00% 10/01/2016       65,505
                                                    -----------
                                                        327,170
                                                    -----------
FINLAND: 0.5%
            6,000  Metra Oy (Class B)                   140,977
                                                    -----------
FRANCE: 1.4%
            3,700  Lagardere S.C.A.                     122,238
            2,900  Scor S.A.                            138,561
            2,600  SGS-Thomson Microelectronic+         160,787
                                                    -----------
                                                        421,586
                                                    -----------
GERMANY: 8.0%
              260  Buderus AG                           116,519
                   Bundesrepublik Obligation Bond
   DEM    380,000  5.75% 8/22/2000                      218,194
                   Bundesrepublik Coupon Strip
   DEM    400,000  6.50% 7/04/2021                       53,978
                   Bundesschatzan Bond
   DEM    180,000    6.25% 1/04/2024                    104,330
                   Deutschland Republic Bonds
   DEM    934,000    6.00% 1/05/2006                    542,966
   DEM    399,000    7.125% 12/20/2002                  243,380

  NO. OF SHARES
  OR PRINCIPAL                                         VALUE
     AMOUNT                SECURITIES (a)            (NOTE 1)
   ------------------------------------------------------------
              910  Fresenius AG (Pfd.)              $   167,478
                   German Unity Bond
   DEM  1,010,000  8.50% 2/07/2001                      624,268
            8,200  Lufthansa AG                         157,298
            2,350  VEBA AG                              160,064
                                                    -----------
                                                      2,388,475
                                                    -----------
HONG KONG: 0.8%
           10,000  Cheung Kong (Holdings) Ltd.           65,502
            7,048  HSBC Holdings PLC                    173,748
                                                    -----------
                                                        239,250
                                                    -----------
INDIA: 0.4%
            3,400  India Magnum Fund "B"+               130,900
                                                    -----------
IRELAND: 1.1%
           21,553  Bank of Ireland                      330,808
                                                    -----------
ITALY: 4.1%
                   BTPS Bonds
 ITL  970,000,000    6.25% 3/01/2002                    572,443
 ITL  110,000,000    9.00% 11/01/2023                    85,933
           33,000  Credito Italiano Spa                 101,758
           31,000  Eni S.p.A.+                          175,761
           76,000  Parmalat Finanziaria S.p.A.          108,691
           25,000  Telecom Italia S.p.A.                159,690
                                                    -----------
                                                      1,204,276
                                                    -----------
JAPAN: 5.4%
           11,000  Banyu Pharmaceutical Co.             121,472
            7,000  Canon Inc.                           163,190
            2,200  Circle K Japan Co. Ltd.              105,445
                   Export-Import Japan Bond
  JPY  30,000,000    2.875% 7/28/2005                   248,186
            3,000  Fuji Machine                          72,469
                   Japanese Government Bonds
  JPY     600,000  3.40% 3/22/2004 #168                   5,113
  JPY  45,000,000  6.40% 3/20/2001 #138                 404,896
            2,000  Rohm Co.                             203,988
            1,800  Sony Corp (ADR)                      163,350
           20,000  Sumitomo Trust & Banking Co.,
                     Ltd.                               103,988
                                                    -----------
                                                      1,592,097
                                                    -----------
MEXICO: 0.4%
            4,000  Panamerican Beverages Inc. "A"       130,500
                                                    -----------
NETHERLANDS: 3.4%
            2,322  Aegon N.V.                           206,820
            1,300  Akzo Nobel N.V.                      224,268
            5,520  Nutricia Verenigde Bedrijven
                     N.V.                               167,520
            1,600  Philips Electronics N.V.              96,008
            3,900  Polygram N.V.                        186,677
            2,100  Royal Dutch Petroleum Co. (New
                     York Registry Shares) (ADR)*       113,794
                                                    -----------
                                                        995,087
                                                    -----------

                       See Notes to Financial Statements.

                              GLOBAL BALANCED FUND
        SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1997  (continued)
--------------------------------------------------------------------------------

  NO. OF SHARES
  OR PRINCIPAL                                         VALUE
     AMOUNT                SECURITIES (a)            (NOTE 1)
   ------------------------------------------------------------
PHILIPPINES: 0.9%
                   National Power Bonds
   USD    150,000    8.40% 12/15/2016               $   128,395
   USD    150,000    7.875% 12/15/2016                  132,114
                                                    -----------
                                                        260,509
                                                    -----------
PORTUGAL: 0.9%
            5,300  Banco Comercial Portugese            108,449
            1,410  Telecel-Comunicacaoes Pessoasis
                     S.A.+                              150,313
                                                    -----------
                                                        258,762
                                                    -----------
SOUTH KOREA: 0.8%
                   Export/Import Bank Bond
   USD    320,000  6.375% 2/15/2006                     234,426
                                                    -----------
SPAIN: 1.70%
            9,000  Banco de Santander S.A.              300,541
            6,200  Mapfre Vida Seguros                  218,022
                                                    -----------
                                                        518,563
                                                    -----------
SWEDEN: 3.8%
            7,000  ForeningsSparbanken AB
                     (Class A)                          159,249
            6,200  Svenskt Stal AB (Series B)           102,368
                   Swedish Government Bond
  SEK   6,300,000  10.25% 5/05/2000                     877,113
                                                    -----------
                                                      1,138,730
                                                    -----------
SWITZERLAND: 1.7%
              146  Novartis AG                          236,676
               26  Roche Holding AG                     257,955
                                                    -----------
                                                        494,631
                                                    -----------
UNITED KINGDOM: 11.1%
           26,000  Amvescap PLC                         223,343
           16,000  Argos PLC                            145,156
            7,042  British Aerospace PLC                202,231
           10,254  British Petroleum Co. PLC            135,396
           19,100  Compass Group PLC                    234,401
           15,000  Hays PLC                             201,157
           16,134  Lloyds TSB Group PLC                 202,126
            2,300  Misys PLC                             69,522
           38,000  Rentokil Initial PLC                 150,434
           10,531  Siebe PLC                            198,028
           22,924  SmithKline Beecham Corp.             236,114
                   United Kingdom Treasury Notes
   GBP    550,000    7.50% 12/07/2006                   976,972
   GBP    166,000    8.00% 12/07/2015                   324,388
                                                    -----------
                                                      3,299,268
                                                    -----------
  NO. OF SHARES
  OR PRINCIPAL                                         VALUE
     AMOUNT                SECURITIES (a)            (NOTE 1)
   ------------------------------------------------------------
UNITED STATES: 40.5%
            3,500  American Express Company*        $   312,375
           10,000  American International Group,
                     Inc.*                            1,087,500
            5,000  Baker Hughes Inc.*                   218,125
            5,400  Bank of New York Co. Inc.*           312,188
            3,600  Boeing Co. (The)*                    176,175
            2,500  Burlington Northern Santa Fe*        232,344
            5,000  CBS Corp.                            147,188
            1,500  Chase Manhattan Corp.                164,250
           10,500  Cisco Systems, Inc.                  585,375
            3,800  Coastal Corp.                        235,363
            2,500  Compaq Computer Corp.                141,094
            1,300  CPC International Inc.               140,075
            3,500  Deere & Co.                          204,094
           12,000  Federal Home Loan Mortgage
                     Corp.                              503,250
            8,500  Federal National Mortgage
                     Association                        485,031
            3,200  Federated Department Stores,
                     Inc.*                              137,800
            8,250  Fort James Corp.                     315,563
            4,000  General Electric Co.                 293,500
   USD    215,000  GNMA 7.00% 1/15/28                   215,672
            5,000  Home Depot Inc.                      294,375
            2,500  Intel Corp.                          175,625
            1,400  International Business Machines
                     Corp.                              146,388
            5,000  Lucent Technologies Inc.             399,375
            2,500  MCI Communication Corp.              107,031
            9,000  Merck & Co.                          956,250
            4,000  Mobil Corp.                          288,750
            6,000  Oracle Systems Corp.                 133,875
            6,800  Pfizer Inc.                          507,025
            3,000  Procter & Gamble Co.*                239,438
            3,000  Starwood Hotels & Resorts            173,625
            2,500  Travelers Group Inc.                 134,688
            2,000  Union Pacific Corp.                  124,875
                   U.S. Treasury Bond
   USD    235,000    6.25% 8/15/2023                    242,270
   USD    200,000    6.375% 8/15/2027                   210,938
   USD     20,000    7.25% 05/15/2016                    22,775
   USD    110,000    7.875% 2/15/2021*                  135,094
                   U.S. Treasury Notes
   USD    280,000    6.25% 6/30/2002                    285,775
   USD    990,000    6.50% 10/15/2006                 1,037,026
   USD    495,000    7.00% 7/15/2006*                   534,601
                                                    -----------
                                                     12,056,761
                                                    -----------

                       See Notes to Financial Statements.

                              GLOBAL BALANCED FUND
        SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1997  (continued)
--------------------------------------------------------------------------------

     NO. OF                                            VALUE
    CONTRACTS              SECURITIES (A)            (NOTE 1)
   ------------------------------------------------------------
TOTAL STOCKS AND OTHER INVESTMENTS: 94.3%
(Cost: $20,578,307)                                 $28,014,548
OPTION PURCHASED: 0.2%
           19,664  Eurostyle Put Option (strike @
                     DEM 1.77 expiring 3/01/1998)
                     (Cost: $20,577)+                    47,254
                                                    -----------
TOTAL INVESTMENTS: 94.5% (Cost: $20,598,884)         28,061,802
OTHER ASSETS LESS LIABILITIES: 5.5%                   1,623,290
                                                    -----------
NET ASSETS: 100%                                    $29,685,092
                                                    ===========

---------------

(a) Unless otherwise indicated, securities owned are shares of common stock.

  * These securities are segregated for forward foreign currency contracts.

  + Non-Income producing

Glossary:

  ADR -- American Depositary Receipt

    SUMMARY OF
    INVESTMENTS        % OF
    BY INDUSTRY     NET ASSETS
    ----------      ----------
Aerospace & Defense      1.3%
Banks                    4.8%
Beverages                0.4%
Chemicals                0.8%
Commercial Services      0.6%
Diversified              1.2%
Domestic Oil & Gas       0.4%
Drug & Healthcare        8.4%
Durables                 0.6%
Electrical
  Equipment              1.0%
Electronic Data
  Processing &
  Office Equipment       1.8%
Electronics              3.2%
Electronics &
  Electrical
  Equipment              1.0%
Financial Services       7.8%
Food & Household
  Products               3.0%
Foreign Government
  Bonds                 23.2%
Housing &
  Construction           0.5%

     SUMMARY OF
     INVESTMENTS        % OF
     BY INDUSTRY     NET ASSETS
     ----------      ----------
Insurance                6.0%
International Oil        2.0%
Machinery                1.3%
Metals & Mining          0.3%
Natural Gas --
  Pipelines              0.8%
Office Equipment         0.5%
Oil & Gas Equipment
  & Services             0.7%
Option purchased         0.2%
Paper And Forest
   Products --
   Diversified           1.1%
Publishing &
   Broadcasting           1.1%
Real Estate              0.8%
Retail                   2.3%
 Science &
  Technology             2.0%
Telecommunications       2.8%
Transportation           1.7%
U.S. Government
  Agencies &
  Obligations            9.0%
Utilities                1.9%
Other Assets Less
  liabilities            5.5%
                       ------
                       100.0%
                       ======

                       See Notes to Financial Statements.

                              GLOBAL BALANCED FUND
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS:
Investments at value (cost, $20,598,884) (Note 1)..............................................................  $28,061,802
Cash...........................................................................................................    2,392,849
Receivables:
  Capital shares sold..........................................................................................      410,921
  Securities sold..............................................................................................      228,017
  Interest and dividends.......................................................................................      288,978
Unrealized appreciation on open forward foreign currency contracts (Note 5)....................................      188,457
Deferred organization costs and other assets...................................................................        4,672
                                                                                                                 -----------
      Total assets.............................................................................................   31,575,696
                                                                                                                 -----------
LIABILITIES:
Payables:
  Securities purchased.........................................................................................    1,179,313
  Dividends payable............................................................................................      445,202
  Accounts payable.............................................................................................      177,762
Unrealized depreciation on open forward foreign currency contracts (Note 5)....................................       88,327
                                                                                                                 -----------
      Total liabilities........................................................................................    1,890,604
                                                                                                                 -----------
  Net assets...................................................................................................  $29,685,092
                                                                                                                  ==========
CLASS A
Net asset value and redemption price per share
  ($24,630,386/2,372,567)......................................................................................       $10.38
                                                                                                                       =====
Maximum offering price per share:
  (NAV/1-maximum sales commission).............................................................................       $10.90
                                                                                                                       =====
CLASS B
Net asset value, offering price and redemption price per share ($5,054,706/490,249) (Redemption may be subject
  to a contingent deferred sales charge within the first six years of ownership)...............................       $10.31
                                                                                                                       =====
Net assets consist of:
  Aggregate paid in capital....................................................................................  $22,401,246
  Unrealized appreciation of investments, forward foreign currency contracts and foreign currency receivables
    and payables...............................................................................................    7,554,975
  Overdistributed net investment income........................................................................     (226,027)
  Accumulated realized loss....................................................................................      (45,102)
                                                                                                                 -----------
                                                                                                                 $29,685,092
                                                                                                                  ==========

                       See Notes to Financial Statements.

                              GLOBAL BALANCED FUND
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

INCOME
Interest................................................................................                        $   604,647
Dividends (less foreign taxes withheld of $26,818)......................................                            230,840
                                                                                                             -----------------
      Total income......................................................................                            835,487
EXPENSES:
Management (Note 2).....................................................................   $  219,469
Distribution--Class A (Note 4)..........................................................      121,885
Distribution--Class B (Note 4)..........................................................       48,855
Administration (Note 2).................................................................       84,137
Transfer agent..........................................................................      107,174
Professional............................................................................       39,998
Reports to shareholders.................................................................       33,962
Custodian...............................................................................       23,296
Registration............................................................................       19,697
Trustees................................................................................        4,161
Amortization of deferred organization costs (Note 1)....................................        6,888
Other...................................................................................       10,816
                                                                                          ------------
      Total expense.....................................................................      720,338
Expenses assumed by the Adviser and reduced by a custodian fee arrangement (Note 2).....     (109,622)
                                                                                          ------------
      Net expenses......................................................................                            610,716
                                                                                                             -----------------
      Net investment income.............................................................                            224,771
Realized and Unrealized Gain (Loss) on Investments (Note 3)
Realized gain from security transactions................................................                          3,653,554
Realized loss from foreign currency transactions........................................                           (327,252)
Realized gain on options................................................................                              9,621
Change in unrealized appreciation of investments........................................                            320,862
Change in unrealized appreciation of forward foreign currency contracts and foreign
  currency receivables and payables.....................................................                             76,540
                                                                                                             -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................                        $ 3,958,096
                                                                                                             ================

                       See Notes to Financial Statements.

                              GLOBAL BALANCED FUND
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               YEAR ENDED         YEAR ENDED
                                                                                              DECEMBER 31,       DECEMBER 31,
                                                                                                  1997               1996
                                                                                              ------------       ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income.....................................................................  $   224,771        $   311,618
  Realized gain from security transactions..................................................    3,653,554          3,755,314
  Realized loss (gain) from foreign currency transactions...................................     (327,252)           251,979
  Realized gain (loss) on options...........................................................        9,621             (5,023)
  Change in unrealized appreciation (depreciation) of investments...........................      320,862           (733,232)
  Change in unrealized appreciation of forward foreign currency contracts and foreign
    currency receivables and payables.......................................................       76,540             13,058
                                                                                              ------------       ------------
  Increase in net assets resulting from operations..........................................    3,958,096          3,593,714
                                                                                              ------------       ------------
Dividends and distributions to shareholders from:
  Net investment income:
    Class A Shares..........................................................................     (176,328)          (266,076)
    Class B Shares..........................................................................      (12,007)           (27,916)
  Net realized gain:
    Class A Shares..........................................................................   (3,002,402)        (2,388,543)
    Class B Shares..........................................................................     (628,805)          (478,173)
Tax Return of capital from:
  Net investment income
    Class A Shares..........................................................................      (15,618)                --
    Class B Shares..........................................................................       (1,064)                --
  Net realized gain:
    Class A Shares..........................................................................       (3,505)                --
    Class B Shares..........................................................................         (734)                --
                                                                                              ------------       ------------
Total dividends and distributions                                                              (3,840,463)        (3,160,708)
                                                                                              ------------       ------------
Capital share transactions (Note 6):
  Net proceeds from sales of shares:
    Class A Shares..........................................................................    2,863,588          2,010,892
    Class B Shares..........................................................................      695,993            489,537
                                                                                              ------------       ------------
                                                                                                3,559,581          2,500,429
                                                                                              ------------       ------------
  Reinvestment of dividends:
    Class A Shares..........................................................................    2,878,160          2,328,070
    Class B Shares..........................................................................      481,142            372,827
                                                                                              ------------       ------------
                                                                                                3,359,302          2,700,897
                                                                                              ------------       ------------
  Cost of shares reacquired:
    Class A Shares..........................................................................   (5,622,810)       (10,938,566)
    Class B Shares..........................................................................   (1,059,645)        (2,147,338)
                                                                                              ------------       ------------
                                                                                               (6,682,455)       (13,085,904)
                                                                                              ------------       ------------
Increase (decrease) in net assets resulting from capital share transactions.................      236,428         (7,884,578)
                                                                                              ------------       ------------
      Total increase (decrease) in net assets...............................................      354,061         (7,451,572)
NET ASSETS:
Beginning of year...........................................................................   29,331,031         36,782,603
                                                                                              ------------       ------------
End of year (including overdistributed investment income of $(226,027) and $(14,809),
  respectively).............................................................................  $29,685,092        $29,331,031
                                                                                              ============       ============

                       See Notes to Financial Statements.

                              GLOBAL BALANCED FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                                                             Class A                                Class B
                                                      ------------------------------------------------------   -----------------
                                                                                              FOR THE PERIOD
                                                                                               DECEMBER 20,       Year Ended
                                                             Year Ended December 31,            1993(a) TO       December 31,
                                                      -------------------------------------    DECEMBER 31,    -----------------
                                                       1997      1996      1995      1994          1993         1997      1996
                                                      -------   -------   -------   -------   --------------   -------   -------
Net Asset Value, Beginning of Period................   $10.37    $10.31     $9.07     $9.53        $9.53        $10.32    $10.28
                                                      -------   -------   -------   -------      -------       -------   -------
Income from Investment Operations:
  Net Investment Income.............................     0.10      0.12      0.07+     0.19+          --          0.04      0.06
    Net Gain (Loss) on Securities (both realized and
      unrealized)...................................     1.43      1.15      1.31     (0.56)          --          1.43      1.14
                                                      -------   -------   -------   -------      -------       -------   -------
Total from Investment Operations....................     1.53      1.27      1.38     (0.37)          --          1.47      1.20
                                                      -------   -------   -------   -------      -------       -------   -------
Less Distributions:
  Dividends from Net Investment Income(e)...........    (0.08)    (0.11)    (0.14)    (0.09)          --         (0.03)    (0.06)
  Distribution from Capital Gains...................    (1.43)    (1.10)       --        --           --         (1.45)    (1.10)
  Tax return of Capital.............................    (0.01)       --        --        --           --            --        --
                                                      -------   -------   -------   -------      -------       -------   -------
                                                        (1.52)    (1.21)    (0.14)    (0.09)          --         (1.48)    (1.16)
                                                      -------   -------   -------   -------      -------       -------   -------
Net Asset Value, End of Period......................   $10.38    $10.37    $10.31     $9.07        $9.53        $10.31    $10.32
                                                      =======   =======   =======   =======   ===========      =======   =======
Total Return(b).....................................   14.77%    12.28%    15.30%    (3.90%)          0%        14.26%    11.49%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000).....................  $24,630   $29,331   $30,632   $13,986         $562        $5,055    $4,932
Ratio of Gross Expenses To Average Net Assets.......    2.45%     2.54%     2.69%     2.59%        7.76%         2.51%     3.19%
Ratio of Net Expenses to Average Net Assets.........    2.00%     2.17%(c)   2.69%    1.06%(c)      0.25%*(c)    2.50%     2.71%(c)
Ratio of Net Investment Income (Loss) to Average Net
  Assets............................................    0.85%     1.05%     0.68%     1.99%       (0.25%)*       0.36%     0.51%
Portfolio Turnover Rate.............................   78.07%   114.30%   196.69%   174.76%           0%        78.07%   114.30%
Average Commissions Rate Paid(d)....................  $0.0399   $0.0399                                        $0.0399   $0.0399

                                                                    Class B
                                                      ----------------------------------
                                                                          FOR THE PERIOD
                                                                           DECEMBER 20,
                                                                            1993(a) to
                                                                           December 31,
                                                       1995      1994          1993
                                                      -------   -------   --------------
Net Asset Value, Beginning of Period................    $9.02     $9.53        $9.53
                                                      -------   -------      -------
Income from Investment Operations:
  Net Investment Income.............................     0.01      0.11+          --
    Net Gain (Loss) on Securities (both realized and
      unrealized)...................................     1.28     (0.57)          --
                                                      -------   -------      -------
Total from Investment Operations....................     1.29     (0.46)          --
                                                      -------   -------      -------
Less Distributions:
  Dividends from Net Investment Income(e)...........    (0.03)    (0.05)          --
  Distribution from Capital Gains...................       --        --           --
  Tax return of Capital.............................       --        --           --
                                                      -------   -------      -------
                                                        (0.03)    (0.05)          --
                                                      -------   -------      -------
Net Asset Value, End of Period......................   $10.28     $9.02        $9.53
                                                      =======   =======   ===========
Total Return(b).....................................   14.54%    (4.84%)          0%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000).....................   $6,151    $5,628         $130
Ratio of Gross Expenses To Average Net Assets.......    3.20%     3.21%        8.51%
Ratio of Net Expenses to Average Net Assets.........    3.20%     1.88%(c)      1.00%*(c)
Ratio of Net Investment Income (Loss) to Average Net
  Assets............................................    0.14%     1.14%       (1.00%)*
Portfolio Turnover Rate.............................  196.69%   174.76%           0%
Average Commissions Rate Paid(d)....................

---------------

(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculations of total return. Total return for a period of less than one year is not annualized.
(c) After expenses reduced by a custodian fee, directed brokerage or Advisory fee waiver arrangement.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which a commission is charged.
(e) Net of foreign taxes withheld (to be included in income and claimed as a tax credit on deduction by the shareholder for federal income tax purposes) of $0.01 for 1997.
 *  Annualized.
 +  Based on average shares outstanding.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                              GLOBAL BALANCED FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Global Balanced Fund series, a non-diversified fund (the "Fund") of the Trust, in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements, in conformity with generally accepted accounting principles, requires the use of management's estimates and the actual amounts could differ.

A. SECURITY VALUATION--Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations are valued at cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. Recognized gains or losses on security transactions and other foreign currency denominated assets and liabilities attributable to foreign currency fluctuations are recorded as realized gains and losses from foreign currency transactions. The portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

D. DISTRIBUTIONS--Dividends to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of foreign currency transactions, post-October losses and wash sales. The effect of these differences for the year ended December 31, 1997 decreased undistributed net investment income by $230,972, decreased accumulated realized loss by $251,893 and decreased aggregate paid in capital by $20,921.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Premiums paid on bonds purchased are not amortized.

F. DEFERRED ORGANIZATION COSTS--Deferred organization costs are being amortized over a period not exceeding five years.

G. USE OF DERIVATIVE INSTRUMENTS
OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized gains and losses from forward currency contracts are included in realized gain (loss) from foreign currency transactions.

NOTE 2--Van Eck Associates Corporation (the "Adviser") earned fees of $219,469 for the year ended December 31, 1997 for investment management and advisory services. The fee is based on an annual rate of .75 of 1% of the Fund's average daily net assets. Van Eck Associates Corporation also earned fees for accounting and administrative services in the amount of $73,156 for the year ended December 31, 1997. The fee is based on an annual rate of .25 of 1% of the Fund's average daily net assets. For the year ended December 31, 1997, the Adviser has agreed to assume expenses in excess of 2% of the average daily net assets of Class A shares and 2.5% of daily average net assets for Class B shares. The Fund's expenses were reduced by $61,769 under this agreement. Fiduciary International, Inc., the sub-investment advisor, earned fees of $146,313 for the year ended December 31, 1997 for investment management. The fee is based on an annual rate of .50 of 1% of the Fund's average daily net assets and is paid by the Advisor from the advisory fees it receives from the Fund. The Fund has a fee arrangement based on cash balances left on deposit with the custodian, which reduced the Fund's operating expenses by $47,853 for the year ending December 31, 1997. Van Eck Securities Corporation received $1,726 for the year ended December 31, 1997 from commissions earned on sales of Class A shares after deducting $5,635 allowed to other dealers. In accordance with the advisory agreement, the Fund reimbursed Van Eck Associates Corporation $10,981 for costs incurred in connection with certain administrative and operating functions. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

NOTE 3--Purchases and proceeds from sales of investments other than short-term obligations, aggregated $21,878,904 and $26,619,514, respectively, for the year ended December 31, 1997. For federal income tax purposes the cost of investments owned at December 31, 1997 was $20,614,069. As of December 31, 1997 net unrealized appreciation for federal income tax purposes aggregated $7,447,733 of which $8,210,811 related to appreciated investments and $763,078 related to depreciated investments.

                              GLOBAL BALANCED FUND
--------------------------------------------------------------------------------

NOTE 4--Pursuant to a Rule 12b-1 Plan of Distribution (the "Plan"), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and service shareholder accounts and payments to Van Eck Securities Corporation ("VESC"), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to .50% of average daily net assets for Class A shares, and 1.00% of average daily net assets for Class B shares (the "Annual Limitation"). Distribution expenses incurred under the Plan that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Fund within the Annual Limitation. VESC has waived its right to reimbursement for the carried forward amounts through December 31, 1997 in the event the Plan is terminated, unless the Board of Trustees determines that reimbursement of carried forward amounts is appropriate. The excess of distribution expenses incurred over the Annual Limitation at December 31, 1997 was $724,845 for Class A shares and $399,702 for Class B shares.

NOTE 5--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized loss from foreign currency transactions. At December 31, 1997, the Fund had the following outstanding forward foreign currency contracts all of which settled nearly 1998:

                                           VALUE AT                 UNREALIZED
                                          SETTLEMENT    CURRENT    APPRECIATION
CONTRACTS                                    DATE        VALUE     (DEPRECIATION)
------------------------------------------------------------
FOREIGN CURRENCY PURCHASE CONTRACTS:
AUD     282,000 expiring 3/18/98          $ 614,899    $  606,808    $  (8,091)
CAD     1,224,000 expiring 03/19/98         862,822       858,221       (4,601)
CHF     100,275 expiring 01/12/98            70,000        68,691       (1,309)
DEM     3,079,497 expiring 02/20/98       1,745,921     1,717,312      (28,609)
DKK     162,000 expiring 01/14/98            24,217        23,667         (550)
ESP     32,486,000 expiring 02/17/98        224,506       213,391      (11,115)
FRF     581,780 expiring 02/20/98           100,000        96,868       (3,132)
GBP     84,443 expiring 1/08/98             166,816       166,311         (505)
ITL     1,534,440,000 expiring 02/20/98     887,187       867,087      (20,100)
JPY     22,267,000 expiring 01/09/98        171,946       170,989         (957)
NLG     273,994 expiring 02/20/98           140,000       135,632       (4,368)
NOK     1,580,000 expiring 01/12/98         219,445       214,455       (4,990)
FOREIGN CURRENCY SALE CONTRACTS:
ATS     3,352,000 expiring 02/23/98         277,483       266,184       11,299
AUD     650,000 expiring 03/18/98           430,375       423,887        6,488
CAD     141,205 expiring 01/20/98           100,000        98,847        1,153
CHF     369,000 expiring 01/12/98           257,250       252,774        4,476
DEM     2,623,235 expiring 02/20/98       1,516,613     1,462,873       53,740
FRF     1,478,000 expiring 02/20/98         256,153       246,093       10,060
GBP     330,000 expiring 01/08/98           552,424       544,124        8,300
ITL     1,205,437,000 expiring 02/20/98     708,560       681,173       27,387
JPY     204,662,000 expiring 01/09/98     1,572,643     1,571,609        1,034
NLG     1,189,000 expiring 02/20/98         613,424       588,574       24,850
SEK     5,231,000 expiring 02/13/98         699,799       660,129       39,670
                                                                        ------
                                                                     $ 100,130
                                                                   ================

The Fund may incur additional risk from investments in forward currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 6--Shares of beneficial interest issued and redeemed (unlimited number of $.001 par value shares authorized):

                                        YEAR ENDED      YEAR ENDED
                                       DECEMBER 31,    DECEMBER 31,
                                           1997            1996
                                       ------------    ------------
CLASS A
Shares sold                                254,371         188,315
Reinvestment of dividends                  275,587         224,134
                                       ------------    ------------
                                           529,958         412,449
Shares reacquired                         (511,329)     (1,028,397)
                                       ------------    ------------
Net increase (decrease)                     18,629        (615,948)
                                       =============== ===============
CLASS B
Shares sold                                 62,268          46,481
Reinvestment of dividends                   46,594          36,074
                                       ------------    ------------
                                           108,862          82,555
Shares reacquired                          (96,388)       (202,890)
                                       ------------    ------------
Net increase (decrease)                     12,474        (120,335)
                                       =============== ===============

NOTE 7--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays.

The Fund will attempt to maintain an asset allocation of 60% in equity securities and 40% in debt securities. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

NOTE 8--TRUSTEE DEFERRED COMPENSATION PLAN. The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the Trustees. If a Trustee has directed all or a portion of his fee to be invested in the Fund, the unfunded liability remains outstanding in the Fund's records since the Fund can not invest in itself. The Fund has elected to show this deferred liability net of the corresponding asset for financial statement purposes. The Plan has been approved by the Internal Revenue Service.

As of December 31, 1997 the total liability of the Fund's portion of the Plan is $5,251.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of the Van Eck Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Global Balanced Fund (the "Fund") (one of the series constituting the Van Eck Funds) as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period December 20, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Balanced Fund series of the Van Eck Funds as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period December 20, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

New York, New York
February 23, 1998

VAN ECK FAMILY OF FUNDS


GLOBAL HARD ASSETS FUND

Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities." Income is a secondary consideration.

INTERNATIONAL INVESTORS GOLD FUND

Founded in 1955, this Fund is the oldest gold-oriented mutual fund in the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.

GOLD/RESOURCES FUND

Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.

GLOBAL REAL ESTATE FUND

This Fund seeks long-term capital appreciation by investing in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.

EMERGING MARKETS GROWTH FUND

This Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

ASIA DYNASTY FUND

This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region.

GLOBAL BALANCED FUND

This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide.

GLOBAL INCOME FUND

This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

U.S. GOVERNMENT MONEY FUND

This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.



VAN ECK / CHUBB FUNDS

CAPITAL APPRECIATION FUND
GLOBAL INCOME FUND
GOVERNMENT SECURITIES FUND
GROWTH AND INCOME FUND
TAX-EXEMPT FUND
TOTAL RETURN FUND


This report must be accompanied or preceded by a Van Eck Global Funds prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Gold & Money or Van Eck/Chubb Funds prospectus, please call the number listed below. Please read the prospectus before investing.


[VAN ECK GLOBAL LOGO]  FR 1998-0123-0057

Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com



FOR ACCOUNT ASSISTANCE PLEASE CALL (800) 544-4653



                               DECEMBER 31, 1997

                                     VAN ECK

                                     GLOBAL

                                    BALANCED

                                      FUND

                                     ANNUAL

                                     REPORT



                             [VAN ECK GLOBAL LOGO]